Exhibit 4.1


                                    SPECIMEN
                 Series B Convertible Preferred Stock, Class 1


See Restrictions on Other Side:
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     Number                                                       Shares

     PB1-1                                                          --



                               MICROVISION, INC.
              Organized under the Laws of the State of Washington
           Authorized Capital: 31,250,000 Common Stock, No Par Value
                               31,250,000 Preferred Stock, No Par Value



This Certifies that:                SPECIMEN                              is the
registered holder of ____________________________________________________ Shares

     of the Series B Convertible Preferred Stock, Class 1, No Par Value of
                               MICROVISION, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

      this _______________ day            of _______________, A.D. ______


      _______________________________     _______________________________
      President                           Secretary

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
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS"), AND NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE ACTS. THE SECURITIES WERE ACQUIRED BY THE REGISTERED HOLDER PURSUANT TO A REPRESENTATION THAT THE HOLDER WAS ACQUIRING THE SECURITIES FOR THE HOLDER'S OWN ACCOUNT, FOR INVESTMENT. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION, AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS SO AUTHORIZED, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO _____________________________ _____________ SHARES REPRESENTED BY THE WITHIN
CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: ___________________________

IN THE PRESENCE OF:

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